Exhibit 99.3

Notwithstanding anything herein to the contrary, the Second-Lien Obligations (as defined in the Subordination Agreement (defined below)) and the lien and security interest granted to the Agent pursuant to the Existing Loan Agreement (defined below) and the exercise of certain rights and remedies by the Agent hereunder and under the Existing Loan Agreement are subordinated and subject to the provisions of that certain Amended and Restated Subordination Agreement, dated as of March 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Subordination Agreement”), among KiOR, Inc., the other Grantors from time to time party thereto, Khosla Ventures III LP, in its capacity as the initial 2013 First-Lien Agent, KFT Trust, Vinod Khosla, Trustee, in its capacity as the initial 2014 First-Lien Agent, and 1538731 Alberta Ltd., in its capacity as the initial Second-Lien Agent thereunder. In the event of any conflict between the terms of the Subordination Agreement and the Existing Loan Agreement, the terms of the Subordination Agreement shall govern and control.

AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and dated as of March 31, 2014, and is entered into by and among KIOR, INC., a Delaware corporation (the “Company,” and together with each other Subsidiary that is a party to the Original Loan Agreement (defined below) or becomes a party to the Loan Agreement as a Borrower after the date hereof in accordance with the terms hereof, collectively, the “Borrowers”, and each a “Borrower”), and 1538731 ALBERTA LTD., 1538716 ALBERTA LTD. and Vinod Khosla, as trustee of the KFT Trust, Vinod Khosla, Trustee (together with each other Person that becomes a party to the Loan Agreement as a Lender after the date hereof in accordance with the terms of the Loan Agreement, collectively, the “Lenders”, and each a “Lender”), and 1538731 ALBERTA LTD., as agent for the Lenders (in such capacity, “Agent”).

RECITALS

A. The Borrowers, the Agent, 1538731 ALBERTA LTD., 1538716 ALBERTA LTD. and Vinod Khosla, as trustee of the KFT Trust, Vinod Khosla, Trustee, are parties to that certain Loan and Security Agreement, dated as of January 26, 2012 (the “Original Loan Agreement”), pursuant to which 1538731 ALBERTA LTD., 1538716 ALBERTA LTD. and Vinod Khosla, as trustee of the KFT Trust, Vinod Khosla, Trustee (“KFT Trust”), initially made term loans to the Borrowers in an aggregate principal amount of Seventy-Five Million Dollars ($75,000,000);

B. The parties entered into Amendment No. 1 to Loan Agreement dated as of March 17, 2013 pursuant to which certain amendments were made, including provision for additional term loans to be made by KFT Trust to the Borrower in the principal amount of up to Fifty Million Dollars ($50,000,000);

C. On and after March 17, 2013 and before the date hereof, KFT Trust made additional term loans to the Borrower in the aggregate principal amount of Fifty Million Dollars ($50,000,000) (the “2013 Additional Loans”);

D. Pursuant to the Existing Loan Agreement, as of October 18, 2014, the 2013 Additional Loans were converted as part of a Qualified Debt Offering;

E. The parties entered into Amendment No. 2 to Loan Agreement dated as of October 21, 2013 (the Original Loan Agreement, as amended by Amendment No. 1 to Loan Agreement and Amendment No. 2 to Loan Agreement, the “Existing Loan Agreement”) pursuant to which certain additional amendments were made;

F. The Borrower desires to borrow up to $25 million from KFT Trust, Vinod Khosla, Trustee (the “Additional Debt Financing”), and the Borrowers have requested that 1538731 Alberta Ltd., as Agent, enter into an Amended and Restated Subordination Agreement pursuant to which the Secured Obligations will be subordinated to the Additional Debt Financing on the terms set forth in the Subordination Agreement;

G. The Borrowers have requested that the Agent and the Lenders agree to modify the Existing Loan Agreement to provide for the Additional Debt Financing and for certain other matters; and

H. The Agent and the Lenders are willing to make such modifications on the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers, Agent and Lenders agree as follows:

Section 1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Existing Loan Agreement. The Existing Loan Agreement, as amended prior to the date hereof, and by this Amendment, shall be referred to herein as the “Loan Agreement.”

Section 2. Amendments to Existing Loan Agreement.

2.1 Section 1.1 of the Existing Loan Agreement shall be amended by adding the following definition in alphabetical order:

“ ‘Additional Debt Financing’ shall mean, and be limited to, indebtedness of the Borrowers to KFT Trust, Vinod Khosla, Trustee, or its successors or assigns, in the maximum aggregate principal amount of up to $25,000,000, to the extent actually incurred from and after April 1, 2014, as amended, supplemented, modified, restated or refinanced from time to time.

2.2 The definition of “Qualified Debt Offering” in Section 1.1 of the Existing Loan Agreement shall be amended by adding the following at the end thereof:

“It is understood and agreed that the Additional Debt Financing shall constitute a part of a“Qualified Debt Offering and shall constitute First Lien Obligations (as defined in the Subordination Agreement).”

2.3 Section 7.14 of the Existing Loan Agreement shall be deleted in its entirety.

Section 3. Conditions to Effectiveness of Amendment. This Amendment shall be deemed effective immediately upon the occurrence of the following:

(a) this Amendment shall have been executed and delivered by the parties hereto; and

(b) after giving effect to this Amendment, the representations and warranties herein and in the Loan Agreement shall be true, correct, and complete in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date and except as disclosed in Annex I hereto).

Section 4. Existing Loan Agreement. Notwithstanding anything to the contrary in the Existing Loan Agreement or in any agreement, document or instrument evidencing the Additional Debt Financing, all of the term loans made under the Original Loan Agreement in the original principal amount of $75 million shall remain and be treated as pari passu for all purposes, including, without limitation, with respect to right and priority of payment and recourse to collateral. It shall be a breach of the Existing Loan Agreement if any party thereto shall take any action having the result that such pari passu treatment is not effective.

Section 5. Authority. Each Borrower represents and warrants that it has the requisite corporate or limited liability company power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Borrower of this Amendment have been duly approved by all necessary corporate or limited liability company action of the Borrower, have received all necessary governmental approval, if any, and do not contravene any law or any material contractual restriction binding on any Borrower.

Section 6. Ratification; Reference and Effect on Loan Documents; Integration. The Existing Loan Agreement, as amended hereby, and the other Loan Documents are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Existing Loan Agreement, any other Loan Document or any agreement or instrument related to the Existing Loan Agreement to “the Loan Agreement”, “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Original Loan Agreement, shall hereafter refer to the Existing Loan Agreement as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment and the Existing Loan Agreement shall hereafter be read and construed together as a single document, and together incorporate all negotiations of the parties hereto with respect to the subject matter hereof and are the final expression and agreement of the parties hereto with respect to the subject matter hereof. To the extent any terms or provisions of this Amendment conflict with those of the Existing Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

Section 7. Waiver of Compliance with Registration. Each of the Lenders hereby waives the Company’s compliance, solely from the original date of issuance of the warrants and shares described below until and through January 21, 2015, with any requirement to register the Warrant Agreements, the Additional Warrant Agreements, the Post-First Amendment Additional Warrant Agreements, the ATM Warrant Agreements and all shares of Class A Common Stock issued or issuable upon exercise thereof on Form S-3, as well as any liquidated damages owed to the Lenders as a result of such failure, prior to the date hereof, to register the above-referenced warrants and shares on Form S-3.

Section 8. No Defaults. To induce Agent and Lenders to enter into this Amendment, each Borrower hereby acknowledges and agrees that no Event of Default has occurred and is continuing after giving effect to this Amendment.

Section 9. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

Section 11. Release. Effective on the effective date of this Amendment No. 3, each Borrower, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges each Lender, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any Lender would be liable if such persons or entities were found to be liable to a Borrower (each a “Releasee” and collectively, the “Releasees”), from any and all past, present or future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, liquidated or unliquidated, suspected or unsuspected, which such Borrower ever had from the beginning of the world to the date hereof, now has, or might hereafter have against any such Releasee, in each case for actions, omissions, or events occurring on or before the date hereof which relates, directly or indirectly to the Loan Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Loan Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents.

Section 12. Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

Section 13. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by each party.

(SIGNATURES TO FOLLOW)

IN WITNESS WHEREOF, Borrowers, Agent and Lenders have duly executed and delivered this Amendment as of the day and year first above written.

KIOR, INC.,
a Delaware corporation

Signature:	/s/ Fred H. Cannon
Print Name:	Fred H. Cannon
Title:	Chief Executive Officer

KIOR COLUMBUS, LLC, a Delaware limited liability company

Signature:	/s/ Fred H. Cannon
Print Name:	Fred H. Cannon
Title:	Chief Executive Officer

1538731 ALBERTA LTD., as Agent and as a Lender

Signature:	/s/ Caroline Kowall
Print Name:	Caroline Kowall
Title:	Director

1538716 ALBERTA LTD., as a Lender

Signature:	/s/ Caroline Kowall
Print Name:	Caroline Kowall
Title:	Director

KFT TRUST, VINOD KHOSLA, TRUSTEE, as a Lender

Signature:	/s/ Vinod Khosla
Print Name:	Vinod Khosla
Title:	Trustee

Annex I: Schedule Updates

Schedule 5.5

Berry v. KiOR, Inc., et a/4: 13-cv-02443 (S.D. Tex.)

The Company and certain of its officers have been named in a purported class action lawsuit pending in the United States District Court for the Southern District of Texas, brought by Michael Berry on behalf of individuals who purchased the Company’s common stock. The initial complaint alleged that the Company and its officers made false or misleading statements concerning projected biofuel production levels at the Company’s Columbus, Mississippi facility. The complaint advanced claims pursuant to Sections 10(b) and 20(a) of the Exchange Act, and Rule 10b-5 promulgated thereunder, and sought unspecified compensatory damages and costs and expenses, including attorneys’ fees.

On October 21,2013, two other purported purchasers of the Company’s common stock, Sharon Kegerries and Dave Carlton, filed motions to be appointed as lead plaintiffs in the class action and to have their attorneys approved as lead counsel. Mr. Berry did not file a motion to be appointed as lead plaintiff. On November 25, 2013, Sharon Kegerries and Dave Carlton were appointed Lead Plaintiffs and their selection of co-lead counsel was approved by the court. Lead Plaintiffs then filed an amended class action complaint on January 27, 2014, alleging the Exchange Act and Rule 10b-5 violations of the original complaint and seeking to represent a class of purchasers of Company stock from August 14, 2012 to January 8, 2014. The amended class action complaint names the Company, Fred Cannon and John Karnes as defendants, seeks unspecified compensatory damages and costs and expenses, including attorneys’ fees.

Gedig v. Cannon, et al 4: 13-cv-03773 (S.D. Tex.)

The Company, its President and former Chief Executive Officer and one of its outside directors have been named in a lawsuit pending in the United States District Court for the Southern District of Texas, brought on a derivative basis, allegedly on behalf of the Company. The complaint was filed on December 12,2013, and names as defendants Fred Cannon, John Karnes, Samir Kaul, David Paterson, William Roach, and Gary Whitlock, and names the Company as a nominal defendant. The complaint was filed under seal and alleges breaches of the fiduciary duties of loyalty and good faith in connection with allegedly false or misleading statements about the progress at the Company’s Columbus, Mississippi facility and the timing of projected biofuel production levels.

SEC Investigation

The Company has received a subpoena issued pursuant to a formal order of investigation by the United States Securities and Exchange Commission, dated January 28, 2014. The subpoena seeks documents about, among other subject matters, the progress at its Columbus, Mississippi facility and the timing of projected biofuel production levels. The Company’s document production in response to the subpoena is ongoing.

Department of Labor Whistleblower Matter

A complaint has been field against the Company by Mark Ross, an ex-employee of the Company, with the US Department of Labor Occupational Safety and Health Administration, alleging retaliation in violation of the Sarbanes-Oxley Act.